UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2013 (September 11, 2013)

Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-32936 (Commission File Number)	95-3409686 (IRS Employer Identification No.)
3505 West Sam Houston Parkway North, Suite 400 Houston, Texas (Address of principal executive offices)	281-618-0400 (Registrant’s telephone number, including area code)	77043 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1.01  Entry into a Material Definitive Agreement

On September 11, 2013, Helix Q7000 Vessel Holdings S.à r.l., a subsidiary of Helix Energy Solutions Group, Inc. (the “Company”), executed a contract with Sembcorp Marine Ltd.’s (“Sembcorp Marine”) subsidiary, Jurong Shipyard Pte Ltd (“Jurong Shipyard”), for the construction in Singapore of its Q7000 newbuild semisubmersible well intervention vessel.   This $346.0 million shipyard contract represents the majority of the expected costs associated with this new semisubmersible well intervention vessel.   Under terms of this contract, 20% of the contract price is to be paid in connection with the signing of the contract and the remaining 80% will be paid upon the delivery of the vessel, which is expected to occur by mid-2016. The contract also contains customary warranties related the vessel’s construction, as well as provisions associated with potential delays in the delivery of the vessel and those default events that could potentially result in termination of the contract.  Sembcorp Marine has provided a refund guarantee to secure the obligations of Jurong Shipyard.

The foregoing description of the contract does not purport to be complete and is qualified in its entirety by reference to the full text of the contract, which is filed as Exhibit 10.1 to this report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the contract is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 8.01  Other Events

The Company issued a press release dated September 11, 2013, that announced the signing of a contract with Sembcorp Marine’s subsidiary, Jurong Shipyard, for the construction in Singapore of its Q7000 newbuild well intervention vessel. This press release, which is filed as Exhibit 99.1 to this report on Form 8-K, is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number         Description

10.1	Construction contract dated as of September 11, 2013, between Helix Q7000 Vessel Holdings S.à r.l. and Jurong Shipyard Pte Ltd.

99.1
Press release dated September 11, 2013 announcing the signed construction contract between Helix Q7000 Vessel Holdings S.à r.l., a subsidiary of Helix Energy Solutions Group, Inc., and Sembcorp Marine’s Jurong Shipyard for construction of a new semisubmersible well intervention vessel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 13, 2013

HELIX ENERGY SOLUTIONS GROUP, INC.

By:	/s/ Alisa B. Johnson
Alisa B. Johnson
Executive Vice President and
General Counsel

Index to Exhibits

Exhibit No.     Description

10.1	Construction contract dated as of September 11, 2013, between Helix Q7000 Vessel Holdings S.à r.l. and Jurong Shipyard Pte Ltd.

99.1
Press release dated September 11, 2013 announcing the signed construction contract between Helix Q7000 Vessel Holdings S.à r.l., a subsidiary of Helix Energy Solutions Group, Inc., and Sembcorp Marine’s Jurong Shipyard for construction of the new semisubmersible well intervention vessel.